Exhibit 99.2

O-I Earnings Presentation Third Quarter 2009 October 28, 2009

Introduction Agenda Business discussion Financial review Business outlook Concluding remarks and Q&A Presenters Regulation G The information included in this presentation regarding earnings from continuing operations exclusive of items management considers not representative of ongoing operations does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Management believes that the excluded items are not reflective of ongoing operations, so the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk.  It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following:  (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in the tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) fluctuation in raw material and labor costs, (6) availability of raw materials, (7) costs and availability of energy, (8) transportation costs, (9) the ability of the Company to raise selling prices commensurate with energy and other cost increases, (10) consolidation among competitors and customers, (11) the ability of the Company to integrate operations of acquired businesses and achieve expected synergies, (12) unanticipated expenditures with respect to environmental, safety and health laws, (13) the performance by customers of their obligations under purchase agreements, and (14) the timing and occurrence of events which are beyond the control of the Company, including events related to asbestos-related claims.  It is not possible to foresee or identify all such factors.  Any forward-looking statements in this presentation are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances.  Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations.  While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not intend to update any particular forward-looking statements contained in the company’s presentation. Al Stroucken Chairman and CEO Ed White SVP and CFO

Business Discussion:  Highlights Improved financial performance amid challenging market conditions First YoY earnings improvement since 3Q08 Shipment declines now consistent with consumer consumption Except South America with double-digit declines Continued temporary production curtailments Reduced inventories to preserve working capital Improved price/mix along with modest cost deflation Incremental strategic footprint alignment initiative benefits Strong cash flow improves financial flexibility Significant capital expenditures in 4Q 4Q09 business outlook Shipments down modestly from prior year  Typical seasonal decline from 3Q Continued temporary curtailments to further reduce inventories Ongoing benefits from strategic footprint alignment Operating profit expected to exceed 4Q08 Earnings to be negatively impacted by non-operating items  Adjusted net earnings per share 1 1 EPS from continuing operations exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations and a reconciliation of the GAAP to non-GAAP earnings and earnings per share can be found in the appendix to this presentation. $0.90 $0.45 $0.55 $0.94 $0.95 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 3Q08 4Q08 1Q 2Q 3Q

Business Discussion:  Segment Operating Profit Most regions’ 3Q09 results exceeded prior year levels ($millions) $115 $136 $83 $65 $43 $83 $64 $42 $92 $39 $42 $128 $0 $20 $40 $60 $80 $100 $120 $140 $160 Europe North America South America Asia Pacific 3Q08 (as reported) 3Q09 (at prior year currency exchange rates) 3Q09 (as reported)

Financial Review:  Sales, Profit and EPS Reconciliations Benefits from footprint initiative and lower costs dampen impact of lower volumes Segment Sales Segment Operating Profit Adjusted Net Income ($ Millions) ($ Millions) (Non-GAAP EPS) 3Q08 $1,998 $288 $0.90 Sales Volume (150) (57) (0.25) Price and product mix 91 91 0.40 Currency translation (72) (10) (0.04) Manufacturing and delivery - 24 0.11 Operating expenses - (4) (0.02) Operations (131) 44 0.20 Other (principally exchange losses on Venezuelan bolivars) - (15) (0.07) Interest expense - - 0.02 Retained corporate costs - - (0.05) Non-controlling interests - - 0.04 Effective tax rate - - (0.09) Non- Operational - (15) (0.15) Total reconciling items (131) 29 0.05 3Q09 $1,867 $317 $0.95 October 28, 2009 Third Quarter 2009 O-1 Earnings Presentation

Financial Review:  Costs Cost profile improving due to moderating inflation and strategic footprint initiative Full-year cost inflation YoY change ($millions) Footprint initiative drives benefits from lower fixed costs Quarterly YoY benefits ($millions) Range for expected cost inflation $0 $100 $200 $300 $400 2008 Actual 2009 Estimate $0 $5 $10 $15 $20 $25 $30 $35 $40 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09

Financial Review:  Free Cash Flow Reconciliation 1 Higher FCF reflects less profit net of favorable working capital 2 ($millions) 1 Free Cash Flow equals cash provided by continuing operating activities less capital spending for continuing operations. 2 Other Operating Items is comprised of retained corporate costs, non-controlling interests, current tax expense, net interest, other non-cash charges and changes in other non-current assets/liabilities. 3Q YTD 2008 vs. 3Q YTD 2009 $342 $386 ($15) ($67) ($199) $203 $18 $45 $59 $0 $50 $100 $150 $200 $250 $300 $350 $400 FCF 3Q YTD 2008 Segment Operating Profit Depreciation & Amortization Restructuring Payments Change in Working Capital Asbestos Related Payments CapEx Other Operating Items FCF 3Q YTD 2009

Financial Review:  Balance Sheet and Cash Flow Strong financial position allows for flexibility to execute growth priorities Debt maturity schedule Debt $3.722 billion debt; up slightly from 2Q09 2.3x leverage ratio per bank credit agreement 1 $760 million available under global revolving credit facility Cash and cash equivalents $1.017 billion cash on hand at 9/30/09 $340 million increase from 6/30/09 due to strong FCF Mitigated exposure to Venezuelan bolivar Net earnings reduced by $10 million Capital and restructuring payments $70 million 3Q09 capital investments, $194 million YTD Expect full year 2009 capital investments up to $440 million $10 million 3Q09 restructuring payments, $43 million YTD Expect full year 2009 restructuring payments up to $100 million  1 Total debt less cash divided by bank credit agreement EBITDA ($millions) $0 $300 $600 $900 $1,200 2010 2011 2012 2013 2014 2015 2016 2017 2018 A/R Securitization and other Bank Debt Senior Notes

Business Outlook: 4Q09 Reflects normal seasonal patterns and higher non-operating costs 4Q09 Outlook Favorable / Unfavorable Impact on Profits Factor Year-over-Year (4Q08 to 4Q09) Sequential (3Q09 to 4Q09) Sales Volume Temporary Production Curtailments Price/Mix Input Costs Footprint Realignment Savings - Reduced by South American machine reconfiguration costs Non- Operating: -Higher corporate costs (e.g., U.S. pension) - Venezuelan currency exchange charges - Higher net interest expense YoY - Higher 2009 full-year effective tax rate forecasted October 28, 2009 Third Quarter 2009 O-I Earnings Presentation

Concluding Remarks and Q&A

Appendix

Reconciliation of GAAP to non-GAAP Items (3Q) Three months ended September 30 2009 2008 $ Millions, except per share amounts Earnings EPS Earnings EPS Net earnings attributable to the Company $126.7 $0.74 $78.6 $0.46 Items that management considers not representative of ongoing operating consistent with Segment Operation Profit • Charges for restructuring and asset impairment • 36.0 0.21 79.7 0.47 • Net benefit related to tax legislation and restructuring in Europe (4.6) (0.03) Adjusted net earnings $162.7 $0.95 $153.7 $0.90 Diluted shares outstanding (millions) 171.5 170.1 October 28, 2009 Third Quarter 2009 O-I Earnings Presentation

Reconciliation of GAAP to non-GAAP Items (YTD 3Q) Nine months ended September 30 2009 2008 $ Millions, except per share amounts Net earnings attributable to the Company $321.1 $1.89 $488.8 $2.86 Less gain on sale of discontinued operations 321.1 1.89 480.1 2.81 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit • Charges for restructuring and asset impairment 88.9 0.52 93.6 0.56 • Charges for note repurchase premiums and write-off of finance fees 5.2 0.03 • Net benefit related to tax legislation and restructuring in Europe (4.6) (0.03) Adjusted net earning $415.2 $2.44 $569.1 $3.34 Diluted shares outstanding (millions) 170.2 170.5 October 28, 2009 Third Quarter 2009 O-I Earnings Presentation

Free Cash Flow Calculation Nine months ended Sept 30 2009 2008 3Q 09 3Q 08 $ Millions $12.7 $78.6 Net earnings attributable to the company $321.1 $488.0 – Less: gain on sale of discontinued operations - (7.9) 126.7 78.6 Earnings from continuing operations 321.1 480.1 Non-cash charges: 104.1 119.3 Depreciation and amortization 299.6 366.8 57.5 90.6 Restructuring and asset impairment 113.1 111.7 28.4 12.0 All other non-cash charges 96.0 64.1 Payments and other reconciling items: (38.2) (36.7) Asbestos-related payments (122.4) (140.3) (9.5) (11.4) Restructuring payments (42.7) (28.0) 154.3 70.9 Change in components of working capital (1.6) (204.2) (27.1) (14.6) Change in non-current assets and liabilities (83.7) (69.3) 396.2 308.7 Cash provided by cont. operating activities 579.4 580.9 (69.6) (109.5) Additions to PP& E (193.7) (238.5) $326.6 $199.2 Free Cash Flow 1 $385.7 $342.4 October 28, 2009 Third Quarter 2009 O-I Earnings Presentation  1 Free Cash flow equals cash provided by continuing operating activities less capital spending for continuing operations.

Foreign Currency Exchange Rate Trends 1 Average exchange rate for the quarter 1 EUR v USD 1.15 1.30 1.45 1.60 4Q 1Q 2Q 3Q 4Q 2007 2008 2009 AUD v USD 0.60 0.70 0.80 0.90 1.00 4Q 1Q 2Q 3Q 4Q 2007 2008 2009 FX Translation Impact on Sales, Segment Operating Profit and EPS (Compared to prior year) 2008 2009 $ Millions except EPS 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q Sales $ 187 $ 202 $ 82 $ (195) $ 276 $ (246) $ (208) $ (72) Segment Operating Profit 35 32 13 (24) 56 (29) (23) (10) Non-GAAP Segment EPS 0.14 0.14 0.06 (0.13) 0.25 (0.13) (0.10) (0.04)